Exhibit 99(i)

news release	Great Lakes Chemical Corporation
9025 North River Road, Suite 400
Indianapolis, IN 46240 USA

Telephone: (1) 317 715 3000
Facsimile: (1) 317 715 3050
www.greatlakes.com

FOR IMMEDIATE RELEASE

(Issued January 26, 2005)

GREAT LAKES REALIGNS FINANCIAL REPORTING SEGMENTS TO REFLECT INDUSTRIAL AND CONSUMER HOLDINGS

INDIANAPOLIS, INDIANA—Great Lakes Chemical Corporation (NYSE:GLK) today announced that effective December 31, 2004, it changed its financial reporting segments to reflect the way the Company is organized following the realignment of the Company’s current management reporting structure. In addition, the Company has renamed its segments to more clearly reflect the key end markets and customers it serves.

Previously, Great Lakes segmented its financial results as “Polymer Additives” and “Specialty Products.” The renamed reporting structure will continue to include two segments: “Industrial Performance Products” and “Consumer Products.” The industrial water additives business, previously reported as a component of Specialty Products, will be reclassified to the Industrial Performance Products segment.

Total net sales, operating income, and income from continuing operations for Great Lakes for the three and nine months ended September 30, 2004 will remain unchanged as a result of this reclassification.

Revised segment results by quarter and full year for the years 2003, 2002, and 2001, respectively, are included with this release. Results for the first three quarters of 2004 are also included. The tables that follow show the net sales and profits of reportable segments under the revised segment format and also on an adjusted basis, which excludes asset impairments, restructuring charges, and certain other significant items.

Forward Looking Statement

This press release contains forward-looking statements involving risk and uncertainties that affect the company’s operations as discussed in Great Lakes Chemical Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. Accordingly, there is no assurance the company’s expectations will be realized.

This release also contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission, including adjusted operating income (loss).  Included with this release is a reconciliation of the differences between these non-GAAP financial measures and the most directly comparable financial measures calculated in accordance with GAAP.

# # #

Great Lakes Chemical Corporation is the world’s leading producer of certain specialty chemicals for such applications as water treatment, household cleaners, flame retardants, polymer stabilizers, fire suppressants, and performance products. The stock of the company is traded on the New York Stock Exchange (NYSE:GLK). For more information please visit the Great Lakes web site at www.greatlakes.com.

Analyst contact:

Jeff Potrzebowski  +1 317 715 3027 / investorinfo@glcc.com

Media contact:

Wendy Chance +1 317 715 3027 / wchance@glcc.com

Great Lakes Chemical Corporation

Segment Results - Continuing Operations

Nine Months Ended September 30, 2004

Year Ended December 31, 2003, 2002 and 2001

(millions)

	Nine Months Ended September 30, 2004			Year Ended December 31, 2003
	Revised GAAP Basis	Charges (A)	Adjusted	Revised GAAP Basis	Charges (A)	Adjusted
Net Sales to External Customers:

Industrial Performance Products	$732.7	$—	$732.7	$887.6	$—	$887.6

Consumer Products	460.5	—	460.5	538.3	—	538.3

Total Sales of Reportable Segments	1,193.2	—	1,193.2	1,425.9	—	1,425.9

Corporate	—	—	—	—	—	—

Total Net Sales to External Customers	$1,193.2	$—	$1,193.2	$1,425.9	$—	$1,425.9

Segment Profit (Loss)

Industrial Performance Products	$34.3	$13.4	$47.7	$(72.7)	$95.9	$23.2

Consumer Products	49.6	4.7	54.3	59.8	4.0	63.8

Total Profits of Reportable Segments	83.9	18.1	102.0	(12.9)	99.9	87.0

Corporate	(41.2)	17.2	(24.0)	(49.3)	11.8	(37.5)

Total Operating Income (Loss)	$42.7	$35.3	$78.0	$(62.2)	$111.7	$49.5

	Year Ended December 31, 2002			Year Ended December 31, 2001
	Revised GAAP Basis	Charges (A)	Adjusted	Revised GAAP Basis	Charges (A)	Adjusted
Net Sales to External Customers:

Industrial Performance Products	$897.9	$—	$897.9	$874.0	$—	$874.0

Consumer Products	469.4	—	469.4	440.1	—	507.0

Total Sales of Reportable Segments	1,367.3	—	1,367.3	1,314.1	—	1,381.0

Corporate	(1.9)	—	(1.9)	4.4	—	4.4

Total Net Sales to External Customers	$1,365.4	$—	$1,365.4	$1,318.5	$—	$1,385.4

Segment Profit (Loss)

Industrial Performance Products	$70.6	$5.4	$76.0	$(146.8)	$195.9	$49.1

Consumer Products	65.6	(1.0)	64.6	34.9	11.2	46.1

Total Profits of Reportable Segments	136.2	4.4	140.6	(111.9)	207.1	95.2

Corporate	(35.5)	(0.3)	(35.8)	(39.5)	2.6	(36.9)

Total Operating Income (Loss)	$100.7	$4.1	$104.8	$(151.4)	$209.7	$58.3

(A)      Asset impairments, restructuring charges and certain other significant items have been excluded from Reported (GAAP basis) Income (Loss) from Continuing Operations to provide Adjusted Income (Loss) from Continuing Operations. The impacts of these excluded charges (credits) are summarized below.

	2004	2003	2002	2001
Asset impairments (all segments)	$3.0	$69.1	$6.0	$106.1
Restructuring charges (all segments)	11.3	28.7	—	42.5
Change in useful life of enterprise software (Corporate)	15.7	10.0	—	—
Litigation settlement (Industrial Performance Products)	—	(3.1)	—	—
Joint venture contract settlement costs (Industrial Performance Products)	—	2.6	—
Pricing settlement - purchase contract (Industrial Performance Products)	—	1.4	—
Severance and lease costs (Consumer Products)	—	0.8	—	—
Business interruption costs - facility fires (Consumer Products)	3.2
External consulting fees - restructuring related (Corporate)	1.0	0.8	—
Inventory impairments	—	—	—	25.7
Environmental remediation costs	—	—	—	24.5
Operating inefficiencies incurred after plant shutdown announcement	—	—	—	7.4
Headquarter relocation (Consumer Products and Corporate)	—	0.5	—	—
Contract cancellation costs (Consumer Products)	—	—	(1.0)	1.0
U.K. cumulative pension liability adjustment	—	—	—	1.6
Adjustments to restructuring reserves for charges taken in prior years	—	(0.1)	(0.9)	—
Other	1.1	1.0	—	0.9
Charges excluded from operating income (loss)	$35.3	$111.7	$4.1	$209.7

Great Lakes Chemical Corporation

Segment Results - Continuing Operations

Quarterly Results -2004

(millions)

(Unaudited)

	March 31, 2004			June 30, 2004
	Revised GAAP Basis	Charges	Adjusted	Revised GAAP Basis	Charges	Adjusted
Net Sales to External Customers:

Industrial Performance Products	$229.9	$—	$229.9	$246.8	$—	$246.8

Consumer Products	128.2	—	128.2	196.4	—	196.4

Total Sales of Reportable Segments	358.1	—	358.1	443.2	—	443.2

Corporate	—	—	—	—	—	—

Total Net Sales to External Customers	$358.1	$—	$358.1	$443.2	$—	$443.2

Segment Profit (Loss)

Industrial Performance Products	$5.8	$7.0	$12.8	$9.4	$6.3	$15.7

Consumer Products	11.0	1.5	12.5	30.6	1.2	31.8

Total Profits of Reportable Segments	16.8	8.5	25.3	40.0	7.5	47.5

Corporate	(13.9)	5.8	(8.1)	(16.9)	8.4	(8.5)

Total Operating Income (Loss)	$2.9	$14.3	$17.2	$23.1	$15.9	$39.0

	September 30, 2004
	Revised GAAP Basis	Charges	Adjusted
Net Sales to External Customers:

Industrial Performance Products	$256.0	$—	$256.0

Consumer Products	135.9	—	135.9

Total Sales of Reportable Segments	391.9	—	391.9

Corporate	—	—	—

Total Net Sales to External Customers	$391.9	$—	$391.9

Segment Profit (Loss)

Industrial Performance Products	$19.1	$0.1	$19.2

Consumer Products	8.0	2.0	10.0

Total Profits of Reportable Segments	27.1	2.1	29.2

Corporate	(10.4)	3.0	(7.4)

Total Operating Income (Loss)	$16.7	$5.1	$21.8

Great Lakes Chemical Corporation

Segment Results - Continuing Operations

Quarterly Results -2003

(millions)

(Unaudited)

	March 31, 2003			June 30, 2003
	Revised GAAP Basis	Charges	Adjusted	Revised GAAP Basis	Charges	Adjusted
Net Sales to External Customers:

Industrial Performance Products	$220.1	$—	$220.1	$221.1	$—	$221.1

Consumer Products	104.6	—	104.6	185.7	—	185.7

Total Sales of Reportable Segments	324.7	—	324.7	406.8	—	406.8

Corporate	—	—	—	—	—	—

Total Net Sales to External Customers	$324.7	$—	$324.7	$406.8	$—	$406.8

Segment Profit (Loss)

Industrial Performance Products	$7.5	$—	$7.5	$7.7	$(3.1)	$4.6

Consumer Products	11.7	—	11.7	31.8	1.1	32.9

Total Profits of Reportable Segments	19.2	—	19.2	39.5	(2.0)	37.5

Corporate	(10.2)	—	(10.2)	(10.3)	0.5	(9.8)

Total Operating Income (Loss)	$9.0	$—	$9.0	$29.2	$(1.5)	$27.7

	September 30, 2003			December 31, 2003
	Revised GAAP Basis	Charges	Adjusted	Revised GAAP Basis	Charges	Adjusted
Net Sales to External Customers:

Industrial Performance Products	$220.0	$—	$220.0	$226.4	$—	$226.4

Consumer Products	145.7	—	145.7	102.3	—	102.3

Total Sales of Reportable Segments	365.7	—	365.7	328.7	—	328.7

Corporate	—	—	—	—	—	—

Total Net Sales to External Customers	$365.7	$—	$365.7	$328.7	$—	$328.7

Segment Profit (Loss)

Industrial Performance Products	$(57.6)	$56.6	$(1.0)	$(30.3)	$42.4	$12.1

Consumer Products	15.4	0.7	16.1	0.9	2.2	3.1

Total Profits of Reportable Segments	(42.2)	57.3	15.1	(29.4)	44.6	15.2

Corporate	(14.2)	5.0	(9.2)	(14.6)	6.3	(8.3)

Total Operating Income (Loss)	$(56.4)	$62.3	$5.9	$(44.0)	$50.9	$6.9

Great Lakes Chemical Corporation

Segment Results - Continuing Operations

Quarterly Results -2002

(millions)

(Unaudited)

	March 31, 2002			June 30, 2002
	Revised GAAP Basis	Charges	Adjusted	Revised GAAP Basis	Charges	Adjusted
Net Sales to External Customers:

Industrial Performance Products	$198.7	$—	$198.7	$230.0	$—	$230.0

Consumer Products	96.8	—	96.8	173.2	—	173.2

Total Sales of Reportable Segments	295.5	—	295.5	403.2	—	403.2

Corporate	0.3	—	0.3	(3.2)	—	(3.2)

Total Net Sales to External Customers	$295.8	$—	$295.8	$400.0	$—	$400.0

Segment Profit (Loss)

Industrial Performance Products	$11.8	$—	$11.8	$19.3	$2.0	$21.3

Consumer Products	11.2	—	11.2	35.1	—	35.1

Total Profits of Reportable Segments	23.0	—	23.0	54.4	2.0	56.4

Corporate	(8.6)	—	(8.6)	(12.5)	(0.3)	(12.8)

Total Operating Income (Loss)	$14.4	$—	$14.4	$41.9	$1.7	$43.6

	September 30, 2002			December 31, 2002
	Revised GAAP Basis	Charges	Adjusted	Revised GAAP Basis	Charges	Adjusted
Net Sales to External Customers:

Industrial Performance Products	$231.9	$—	$231.9	$237.3	$—	$237.3

Consumer Products	118.9	—	118.9	80.5	—	80.5

Total Sales of Reportable Segments	350.8	—	350.8	317.8	—	317.8

Corporate	1.0	—	1.0	—	—	—

Total Net Sales to External Customers	$351.8	$—	$351.8	$317.8	$—	$317.8

Segment Profit (Loss)

Industrial Performance Products	$20.6	$(0.4)	$20.2	$18.9	$3.8	$22.7

Consumer Products	14.4	—	14.4	4.9	(1.0)	3.9

Total Profits of Reportable Segments	35.0	(0.4)	34.6	23.8	2.8	26.6

Corporate	(7.4)	—	(7.4)	(7.0)	—	(7.0)

Total Operating Income (Loss)	$27.6	$(0.4)	$27.2	$16.8	$2.8	$19.6

Great Lakes Chemical Corporation

Segment Results - Continuing Operations

Quarterly Results -2001

(millions)

(Unaudited)

	March 31, 2001			June 30, 2001
	Revised GAAP Basis	Charges	Adjusted	Revised GAAP Basis	Charges	Adjusted
Net Sales to External Customers:

Industrial Performance Products	$237.6	$—	$237.6	$237.4	$—	$237.4

Consumer Products	94.6	—	94.6	158.6	—	158.6

Total Sales of Reportable Segments	332.2	—	332.2	396.0	—	396.0

Corporate	2.7	—	2.7	0.3	—	0.3

Total Net Sales to External Customers	$334.9	$—	$334.9	$396.3	$—	$396.3

Segment Profit (Loss)

Industrial Performance Products	$24.1	$—	$24.1	$(58.9)	$78.1	$19.2

Consumer Products	12.1	—	12.1	23.8	0.2	24.0

Total Profits of Reportable Segments	36.2	—	36.2	(35.1)	78.3	43.2

Corporate	(10.1)	—	(10.1)	(11.0)	0.6	(10.4)

Total Operating Income (Loss)	$26.1	$—	$26.1	$(46.1)	$78.9	$32.8

	September 30, 2001			December 31, 2001
	Revised GAAP Basis	Charges	Adjusted	Revised GAAP Basis	Charges	Adjusted
Net Sales to External Customers:

Industrial Performance Products	$205.0	$—	$205.0	$194.0	$—	$194.0

Consumer Products	108.4	—	108.4	78.5	—	78.5

Total Sales of Reportable Segments	313.4	—	313.4	272.5	—	272.5

Corporate	(0.6)	—	(0.6)	2.0	—	2.0

Total Net Sales to External Customers	$312.8	$—	$312.8	$274.5	$—	$274.5

Segment Profit (Loss)

Industrial Performance Products	$(98.7)	$104.3	$5.6	$(13.3)	$13.5	$0.2

Consumer Products	1.2	5.0	6.2	(2.2)	6.0	3.8

Total Profits of Reportable Segments	(97.5)	109.3	11.8	(15.5)	19.5	4.0

Corporate	(11.3)	1.4	(9.9)	(7.1)	0.6	(6.5)

Total Operating Income (Loss)	$(108.8)	$110.7	$1.9	$(22.6)	$20.1	$(2.5)